SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): May 21, 2003
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                            AMERICAN EXPRESS COMPANY
             (Exact name of registrant as specified in its charter)

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          New York                      1-7657                 13-4922250
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(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)



       200 Vesey Street, World Financial Center
                  New York, New York                       10285
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       (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (212) 640-2000

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          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS


     American Express Company issued a press release, dated May 21, 2003, announcing an increase in its quarterly dividend on the Company's common stock, payable August 8, 2003 to shareholders of record on July 3, 2003. A copy of such press release is attached hereto as Exhibit 99.1.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMERICAN EXPRESS COMPANY
                                        (REGISTRANT)




                                        By /s/ Stephen P. Norman
                                        Name:  Stephen P. Norman
                                        Title: Secretary

DATE:   May 21, 2003

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                                 EXHIBIT INDEX

Item No.                          Description
--------                          -----------
99.1 Press release, dated May 21, 2003, of American Express Company announcing an increase in its quarterly dividend on the Company's common stock, payable August 8, 2003 to shareholders of record on July 3, 2003.